UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

In May 2011, the Partnership consummated its acquisition of CC Energy II L.L.C. and its subsidiaries (the “Crow Creek Acquisition”).  This Current Report on Form 8-K includes as Exhibit 99.1 pro forma financial statements for the year ended December 31, 2011 reflecting the Crow Creek Acquisition.  These pro forma financial statements supplement the Partnership’s previously-filed financial statements relating to the Crow Creek Acquisition and are being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Item 9.01                                             Financial Statements and Exhibits.

(b)         Pro Forma Financial Information

An Unaudited Pro Forma Condensed Combined Statement of Operations of the Partnership, giving effect to the Crow Creek Acquisition, for the year ended December 31, 2011, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)         Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 30, 2012	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011.